UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 6, 2010

Date of Report (Date of earliest event reported)

UNITED ECOENERGY CORP.
(Exact name of registrant as specified in its charter)

NEVADA	814-00717	84-1517723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Wall Street, 24th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

(646) 808-3095
 Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 4 - Matters Related to Accountants and Financial Statements Item 4.01 - Changes in Registrant’s Certifying Accountant

On February 5, 2010, we filed a current report on Form 8-K with respect to the termination of our engagement of Berman Hopkins Wright & LaHam (“Berman”) as our independent registered public accounting firm. Pursuant to regulations promulgated by the Securities and Exchange Commission, we provided a copy of that report to Berman and invited any response that Berman wished to make. Berman responded by letter dated February 6, 2010, and a copy of that letter is attached as an exhibit to this report.

Item 9.01 - Financial Statements and Exhibits

(d)    Exhibits

16.    Letter dated February 6, 2010 from Berman Hopkins Wright & LaHam

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED ECOENERGY CORP.
Date: February 11, 2010
	By:	/s/ Kelly T. Hickel
Kelly T. Hickel

Chief Executive Officer